SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2019

Charter Communications, Inc.

CCO Holdings, LLC

CCO Holdings Capital Corp.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-33664	84-1496755
001-37789	86-1067239
333-112593-01	20-0257904
(Commission File Number)	(I.R.S. Employer Identification Number)

400 Atlantic Street

Stamford, Connecticut 06901

(Address of principal executive offices including zip code)

(203) 905-7801

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $.001 Par Value	“CHTR”	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Issuance of 4.750% Senior Notes due 2030

On October 1, 2019 (the “Closing Date”), CCO Holdings, LLC (“CCO Holdings”) and CCO Holdings Capital Corp. (together with CCO Holdings, the “Issuers”), subsidiaries of Charter Communications, Inc. (the “Company”), issued $1.35 billion aggregate principal amount of 4.750% Senior Notes due 2030 (the “2030 Notes”). The 2030 Notes were sold to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A and outside the United States to non-U.S. persons in reliance on Regulation S. The 2030 Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws and, unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

In connection therewith, the Issuers entered into the below agreements.

Indenture

On the Closing Date, the Issuers entered into a second supplemental indenture with The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), in connection with the issuance of the 2030 Notes and the terms thereof (the “Second Supplemental Indenture”). The Second Supplemental Indenture supplements a base indenture entered into on May 23, 2019 with the Trustee (the “Base Indenture” and, together with the Second Supplemental Indenture, the “Indenture”) providing for the issuance of senior notes generally. The Indenture provides, among other things, that the 2030 Notes are general unsecured obligations of the Issuers. The 2030 Notes are not guaranteed.

Interest is payable on the 2030 Notes on each March 1 and September 1, commencing March 1, 2020.

At any time and from time to time prior to September 1, 2024, the Issuers may redeem the outstanding 2030 Notes in whole or in part at a redemption price equal to 100% of the principal amount thereof plus accrued and unpaid interest and special interest, if any, on such 2030 Notes to the redemption date, plus a make-whole premium. On or after September 1, 2024, the Issuers may redeem some or all of the outstanding 2030 Notes at redemption prices set forth in the Second Supplemental Indenture. In addition, at any time prior to September 1, 2022, the Issuers may redeem up to 40% of the of the 2030 Notes using proceeds from certain equity offerings at a redemption price, as determined by the Issuers, equal to 104.750% of the principal amount thereof, plus accrued and unpaid interest and special interest, if any, on such Notes to the redemption date, provided that certain conditions are met.

The terms of the Indenture, among other things, limit the ability of the Issuers to incur additional debt and issue preferred stock; pay dividends or make other restricted payments; make certain investments; grant liens; allow restrictions on the ability of certain of their subsidiaries to pay dividends or make other payments; sell assets; merge or consolidate with other entities; and enter into transactions with affiliates.

Subject to certain limitations, in the event of a Change of Control (as defined in the Second Supplemental Indenture), the Issuers will be required to make an offer to purchase all of the 2030 Notes at a price equal to 101% of the aggregate principal amount of the 2030 Notes repurchased, plus accrued and unpaid interest and special interest, if any, to the date of repurchase thereof.

The Indenture provides for customary events of default, which include (subject in certain cases to customary grace and cure periods), among others, nonpayment of principal or interest; breach of other covenants or agreements in the Indenture; failure to pay certain other indebtedness; failure to pay certain final judgments; failure of certain guarantees to be enforceable; and certain events of bankruptcy or insolvency. Generally, if an event of default occurs, the Trustee or the holders of at least 30% in aggregate principal amount of the then outstanding 2030 Notes may declare all the 2030 Notes to be due and payable immediately.

Registration Rights Agreement

In connection with the sale of the 2030 Notes, the Issuers entered into an Exchange and Registration Rights Agreement with respect to the 2030 Notes, dated as of the Closing Date (the “Registration Rights Agreement”), with BofA Securities, Inc., as representative of the several Purchasers (as defined in the Registration Rights Agreement). Under the Registration Rights Agreement, the Issuers have agreed, in certain circumstances, to file a registration statement with respect to an offer to exchange the 2030 Notes for a new issue of substantially identical notes registered under the Securities Act, to cause the exchange offer registration statement to be declared effective and to consummate the exchange offer no later than 450 days following October 1, 2019. The Issuers may be required to provide a shelf registration statement to cover resales of the 2030 Notes under certain circumstances. If the foregoing obligations are not satisfied, the Issuers may be required to pay holders of the 2030 Notes additional interest at a rate of 0.25% per annum of the principal amount thereof for 90 days immediately following the occurrence of any registration default. Thereafter, the amount of additional interest will increase by an additional 0.25% per annum of the principal amount thereof to 0.50% per annum of the principal amount thereof until all registration defaults have been cured.

For a complete description of the Base Indenture, please refer to a copy of the Base Indenture incorporated by reference as Exhibit 4.1. Copies of the Second Supplemental Indenture, the form of the 2030 Notes and Registration Rights Agreement are filed herewith as Exhibits 4.2, 4.3 and 10.1 and are incorporated herein by reference. The foregoing descriptions of the Base Indenture, the Second Supplemental Indenture and the Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of those documents.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

The information under the heading “Indenture” in Item 1.01 above is incorporated herein by reference.

ITEM 2.04. TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

On September 18, 2019, the Issuers issued a conditional notice of partial redemption to redeem $850 million aggregate principal amount of the Issuers’ outstanding $1.0 billion 5.750% Senior Notes due 2024 (the “2024 Notes”) on October 18, 2019, at the redemption price of $1,019.17 for every $1,000 principal amount of 2024 Notes redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. On October 1, 2019, the Issuers gave notice that the condition to the redemption had been satisfied.

On September 18, 2019, simultaneously with the announcement of the tender offer discussed under Item 7.01 below, the Company announced that the Issuers were conditionally calling for redemption on October 18, 2019 all of the Issuers’ 5.250% Senior Notes due 2021 Notes (the “2021 Notes”) that remain outstanding after the expiration of the tender offer, at the redemption price of $1,000.00 for every $1,000 principal amount of 2021 Notes redeemed, plus accrued and unpaid interest to, but excluding, the redemption date. On October 1, 2019, the Issuers gave notice that the condition to the redemption had been satisfied.

ITEM 7.01. REGULATION FD DISCLOSURE.

On October 1, 2019, the Company announced that the Issuers have received and purchased $60,628,000 aggregate principal amount of the 2021 Notes validly tendered by 5:00 p.m., New York City time, on September 27, 2019, pursuant to a previously announced tender offer. The press release announcing the results of the tender offer is filed herewith as Exhibit 99.1.

The information contained in this Item 7.01 of this Current Report on Form 8-K, including the related exhibit, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. Further, such information shall not be deemed incorporated by reference into any reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing.

ITEM 8.01. OTHER EVENTS.

On the Closing Date, the Issuers completed the issuance and sale of the 2030 Notes and the Company issued a press release announcing the closing. The press release announcing the closing of the issuance and sale of the 2030 Notes is filed herewith as Exhibit 99.2.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
4.1*	Indenture, dated as of May 23, 2019, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed by Charter Communications, Inc. on May 30, 2019).

4.2	Second Supplemental Indenture, dated as of October 1, 2019, among CCO Holdings, LLC, CCO Holdings Capital Corp. and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 4.750% Senior Notes due 2030 (included in Exhibit 4.2).

10.1	Exchange and Registration Rights Agreement, dated October 1, 2019, relating to the 4.750% Senior Notes due 2030, among CCO Holdings, LLC, CCO Holdings Capital Corp. and BofA Securities, Inc., as representative of the several Purchasers (as defined therein).

99.1	Press release dated October 1, 2019, announcing the results of the tender offer with respect to the 5.250% Senior Notes due 2021.

99.2	Press release dated October 1, 2019, announcing the closing of the issuance and sale of the 4.750% Senior Notes due 2030.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

* Incorporated by reference and not filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each of Charter Communications, Inc., CCO Holdings, LLC and CCO Holdings Capital Corp. has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER COMMUNICATIONS, INC.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller
Date: October 4, 2019

CCO Holdings, LLC,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller
Date: October 4, 2019

CCO Holdings Capital Corp.,
Registrant

	By:	/s/ Kevin D. Howard
Kevin D. Howard
Executive Vice President, Chief Accounting Officer and Controller
Date: October 4, 2019